SUPPLEMENT DATED OCTOBER 1, 2015

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2015, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Small-Cap Value Portfolio (the “Fund”) and will be effective on or about October 30, 2015. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held on September 17, 2015, NFJ Investment Group LLC (“NFJ”) will be terminated as co-sub-adviser of the Fund, and AllianceBernstein L.P. (“AB”) will become the sole sub-adviser of the Fund and assume management responsibilities for those assets currently managed by NFJ. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by AB. PLFA, the investment adviser to the Fund, may begin transitioning prior to October 30, 2015. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with the transition.

As a result of this change, the disclosure in the Principal Investment Strategies subsection will be replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company on the Russell 2000 Value Index. As of December 31, 2014, the market capitalization range of the Russell 2000 Value Index was approximately $19 million to $5 billion. The Fund may invest in real estate investment trusts (“REITS”). The sub-adviser may invest up to 25% of the Fund’s assets in securities of foreign issuers, including issuers in emerging market countries and American Depositary Receipts (“ADRs”).

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

In the Principal Risks subsection, Dividend-Oriented Companies Risk will be deleted.

The disclosure in the Management subsection will be replaced with the following:

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-adviser – AllianceBernstein L.P. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience With Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Shri Singhvi, Director of Research	Since 2014

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

The disclosure in the Principal Investment Strategies subsection will be replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company on the Russell 2000 Value Index. As of December 31, 2014 the market capitalization range of the Russell 2000 Value Index was approximately $19 million to $5 billion. The Fund may invest in real estate investment trusts (“REITS”). The Fund may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries and American Depositary Receipts (“ADRs”).

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

In the Principal Risks subsection, the Dividend-Oriented Companies Risk bullet will be deleted.

Disclosure Changes to the Additional Information About Fund Performance section

In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the disclosure for the Small-Cap Value Portfolio will be replaced with the following:

Small-Cap Value Portfolio: AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015 and some investment policies changed at that time. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015. Another firm managed the Fund before May 1, 2014.

Disclosure Changes to the About Management section

The table for NFJ Investment Group LLC will be deleted.

Form No.	15-43168-00

PSFSCVP1015

SUPPLEMENT DATED OCTOBER 1, 2015

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2015, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement apply to the Small-Cap Value Portfolio and will be effective on or about October 30, 2015. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

All disclosure referring or relating to NFJ Investment Group LLC (“NFJ”) will be deleted. In addition, the following disclosures that do not refer specifically to NFJ will be revised as described below.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the Small-Cap Value Portfolio section, the last two sentences will be deleted and replaced with the following:

The Fund may also invest up to 10% of its assets in short-term debt obligations.

INFORMATION ABOUT THE MANAGERS

In the Sub-Advisory Fee Schedules section, footnote 1 to the table will be deleted. Footnotes 2 through 6 to the table will be renumbered as footnotes 1 through 5 respectively, and their corresponding references in the table will be revised accordingly.

In the Sub-Advisory Fees Paid or Owed section, footnote 1 will be deleted and replaced with the following:

[1]

AB became sole sub-adviser of the Small-Cap Value Portfolio on October 30, 2015. NFJ Investment Group LLC (“NFJ”) served as the co-sub-adviser of the Fund with AB from May 1, 2014 through October 29, 2015. NFJ served as sole sub-adviser of the Fund prior to May 1, 2014.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Brokerage and Research Services section, for the table that lists Funds that incurred brokerage commissions, footnote 2 will be deleted and replaced with the following:

[2]

AB became sole sub-adviser of the Small-Cap Value Portfolio on October 30, 2015. NFJ served as the co-sub-adviser of the Fund with AB from May 1, 2014 through October 29, 2015. NFJ served as sole sub-adviser prior to May 1, 2014.

Form No.	15-43167-00

PSFSAI1015